UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2015

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2015, Sysco Corporation (“Sysco”) issued a press release announcing its results of operations and financial condition for the fourth quarter and fiscal year ended June 27, 2015. Sysco hereby incorporates by reference herein the information set forth in its press release dated August 10, 2015 (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by Sysco are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Sysco’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. Forward-looking statements in the Press Release are subject to certain risks and uncertainties described in the Press Release. For further information on other risk factors, please refer to the “Risk Factors” contained in Sysco’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014, as filed with the Securities and Exchange Commission, and Sysco’s Annual Report on Form 10-K to be filed for the fiscal year ended June 27, 2015.

The Press Release contains certain non-GAAP financial measures that are adjusted to exclude certain items to provide perspective on Sysco’s underlying business trends and results. The non-GAAP measures presented in the Press Release and the most directly comparable financial measures calculated and presented in accordance with GAAP include the following:

•	For the fourth quarter of fiscal 2015, operating income decreased 71.5% to $121 million and adjusted operating income increased 5.8% to $509 million; diluted EPS decreased 72.1% to $0.12 and adjusted diluted EPS increased 6.1% to $0.52.

•	For the full year of fiscal 2015, operating income decreased 22.5% to $1.2 billion and adjusted operating income increased 3.4% to $1.8 billion; diluted EPS decreased 27.2% to $1.15 and adjusted diluted EPS increased 5.1% to $1.84.

The Press Release includes other non-GAAP financial measures that are presented with the directly comparable financial measures calculated and presented in accordance with GAAP. The adjusted non-GAAP financial measures presented here and in the Press Release should be analyzed in conjunction with, and not as a substitute for, the comparable GAAP measures.

The information in this Item 2.02 is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report, including the Press Release attached hereto as Exhibit 99.1, will not be incorporated by reference into any registration statement filed by Sysco under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: August 10, 2015	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President-Corporate Affairs,
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 10, 2015